Important Notice Regarding Change in Investment Policy

Scudder Variable Series II

o    Scudder High Yield Portfolio

Supplement To Prospectus Dated May 1, 2002


On or about October 7, 2002, the Portfolio will be renamed "Scudder High Income Portfolio" and its current 80% investment policy will be revised. The Portfolio's current policy states that, under normal circumstances, the Portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. This policy will be revised as follows: Under normal circumstances, the Portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. This policy may be changed without prior notice to shareholders.



July 26, 2002